EXHIBIT 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                             }    CASE NUMBER
                                   }    02-10835
                                   }
The NewPower Company, et. al.      }    JUDGE   W. Homer Drake, Jr.
                                   }
DEBTORS                            }    CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 7/31/04 TO 8/31/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                         Paul Ferdinands
                                         ---------------------------
                                         Attorney for Debtor

Debtor's Address                         Attorney's Address
and Phone Number                         and Phone Number

P.O. Box 17296                           191 Peachtree St.
Stamford, Ct 06907                       Atlanta, GA 30303
Tel: (203) 329-8412                      Tel: (404) 572-4600



NewPower Holdings, Inc.
Case Number:  02-10835                    Post Petition
                                               Totals

For Period from July 31, 2004 - August 31, 2004

Opening Cash Balance -7/31/04                 $  92,653 (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                  57
-------------------------------------------------------------------------
Total Inflows                                        57
------------------------------------------------------------------------------------------------------
                                                                     Distribution of Outflows
Outflows:                                                           NewPower         The NewPower
Post Petition:                                                   Holdings, Inc.        Company
--------------                                                   --------------      -------------
Call Center (Sitel)
Professionals - Bankruptcy                          272                   272
Consulting Fees
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                              16                    16
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments                                    1                     1
Enron payments
Class 7 claims
------------------------------------------------------------------------------------------------------
Total Outflows                                      289                   289
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
Net Cash Flows                                     (232)
---------------------------------------------------------------


                                               ----------------
Closing Cash Balance                           $ 92,421
==============================================-----------------




                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from July 31, 2004 through August 31, 2004
Amounts in $000's


Accounts Receivable at Petition Date:          $ 75,200


Beginning of Month Balance*  - Gross           $ 13,476 (per 7/31/04 G/L)
PLUS:  Current Month New Billings                     -
LESS:  Collections During the Month                   -
                                              -------------

End of Month Balance - Gross                   $ 13,476 (per 8/31/04 G/L)
Allowance for Doubtful Accounts                 (13,476)
                                              -------------

End of Month Balance - Net of Allowance        $      -
                                              =============


                                Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                       AR Aging for Post Petition Receivables

                                         Current     > 30 days    > 60 days      Total
                                      ----------------------------------------------------
                                      $        -     $       -    $     111   $     111




                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from July 31, 2004 through August 31, 2004
Amounts in $000's


See attached System Generated A/P reports as of 8/31/04 (Attachments 2A and 2B).


Beginning of Period Balance            $    403 (per 7/31/04 G/L)
PLUS:  New Indebtedness Incurred            201
LESS:  Amounts Paid on A/P                 (201)
                                       -------------

End of Month Balance                   $    403 (per 8/31/04 G/L)
                                       =============

                                                                Exhibit 2A

                             The New Power Company
                             Vendor Balance Detail
                             As of August 31, 2004



                                             Date           Amount          Balance
                                          ------------   -------------   ------------
AT&T                                                                            64.35
Total AT&T                                                                      64.35

Carroll & Gross                                                             22,814.73
Total Carroll & Gross                                                       22,814.73

Connecticut Secretary of State                                                   0.00
                                           08/16/2004          600.00          600.00
                                           08/16/2004         -600.00            0.00
                                                         -------------   ------------
Total Connecticut Secretary of State                             0.00            0.00


D'Arcangelo & Co. LLP                                                        4,614.50
Total D'Arcangelo & Co. LLP                                                  4,614.50


Leboeuf, Lamb, Greene & Macrae                                                   0.86
                                           08/26/2004        2,948.43        2,949.29
                                           08/26/2004       -2,948.43            0.86
                                                         -------------   ------------
Total Leboeuf, Lamb, Greene & Macrae                             0.00            0.86


Mellon Investors Services, LLC                                                   0.00
                                           08/16/2004        1,579.76        1,579.76
                                           08/16/2004       -1,579.76            0.00
                                                         -------------   ------------
Total Mellon Investors Services, LLC                             0.00            0.00


Mr. Gene Shanks                                                                  0.00
                                           08/05/2004          500.00          500.00
                                           08/05/2004         -500.00            0.00
                                           08/26/2004           38.00           38.00
                                           08/26/2004          -38.00            0.00
                                                         -------------   ------------
Total Mr. Gene Shanks                                            0.00            0.00


Mr. Richard Weill                                                                0.00
                                           08/05/2004          500.00          500.00
                                           08/05/2004         -500.00            0.00
                                                         -------------   ------------
Total Mr. Richard Weill                                          0.00            0.00


PACER Service Center                                                             0.00
                                           08/16/2004           90.23           90.23
                                           08/16/2004          -90.23            0.00
                                                         -------------   ------------
Total PACER Service Center                                       0.00            0.00


Sidley Austin Brown & Wood                                                 375,608.57
                                           08/16/2004       51,149.52      426,758.09
                                           08/16/2004      142,682.86      569,440.95
                                           08/16/2004     -193,832.38      375,608.57
                                                         -------------   ------------
Total Sidley Austin Brown & Wood                                 0.00      375,608.57



                                                                          Page 1 of 2

                                                                Exhibit 2A

                             The New Power Company
                             Vendor Balance Detail
                             As of August 31, 2004



                                             Date           Amount          Balance
                                          ------------   -------------   ------------
SNET                                                                           0.00
                                           08/16/2004          450.51        450.51
                                           08/16/2004         -450.51          0.00
                                                         -------------   ------------
Total SNET                                                       0.00          0.00


Sonara Carvalho                                                                0.00
                                           08/26/2004          220.00        220.00
                                           08/26/2004         -220.00          0.00
                                                         -------------   ------------
Total Sonara Carvalho                                            0.00          0.00


Sutherland Asbill & Brennan, LLC                                            -208.11
Total Sutherland Asbill & Brennan, LLC                                      -208.11
                                                         -------------   ------------
TOTAL                                                            0.00    402,894.90
                                                         =============   ============


Balance at 7/31/04                                                       402,894.90
New Invoices                                                             200,759.31
Payments Made                                                            200,759.31
                                                                         ------------
Balance at 8/31/04                                                       402,894.90
                                                                         ============





                                                                          Page 2 of 2



                                                                Exhibit 2B

                             The New Power Company
                               Unpaid Bills Detail
                             As of August 31, 2004


                                                Date         Open Balance
                                             ------------   ----------------
AT&T
                                              06/30/2003              64.35
                                                            ----------------
Total AT&T                                                            64.35


Bracewell Patterson
                                              07/22/2003            -330.76
                                              06/30/2003             330.76
                                                            ----------------
Total Bracewell Patterson                                              0.00


Carroll & Gross
                                              06/30/2003          22,814.73
                                                            ----------------
Total Carroll & Gross                                             22,814.73


D'Arcangelo & Co. LLP
                                              11/21/2003           4,614.50
                                                            ----------------
Total D'Arcangelo & Co. LLP                                        4,614.50


Leboeuf, Lamb, Greene & Macrae
                                              10/14/2003               0.86
                                                            ----------------
Total Leboeuf, Lamb, Greene & Macrae                                   0.86


Sidley, Austin, Brown and Wood, LLP
                                              07/06/2004         375,608.57
                                                            ----------------
                                                                 375,608.57
                                                            ----------------


Sutherland Asbill & Brennan, LLC
                                              07/08/2003            -208.11
                                                            ----------------
Total Sutherland Asbill & Brennan, LLC                              -208.11
                                                            ----------------
                                                            ----------------
TOTAL                                                            402,894.90
                                                            ================

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from July 31, 2004 through August 31, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date     $ 15,587


Inventory at Beginning of Period       $      - (per 7/31/04 G/L)
PLUS:  Inventrory Purchased                   -  (per daily cash report)
LESS:  Inventory Used or Sold                 -
                                       ----------

End of Month Balance                   $      - (per 8/31/04 G/L)
                                       ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date            $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period    $      -
Less:  Depreciation Expense                   -
Less:  Dispositions                           -
Add:  Purchases                               -
                                      -----------

Fixed Assets at End of Period          $      -
                                      ============

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2004-8/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $     92,655,091.29
Total Deposits            $         56,617.23
Total Payments            $        290,222.54
Closing Balance           $     92,421,485.98
Service Charges           $            354.92

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 2 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      8/01/2004-8/31/2004

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                  $0.00
Total Deposits               $273,956.74
Total Payments               $273,956.74
Closing Balance                    $0.00
Service Charges        N/A

First Check issued this Period              200576
Last Check issued this Period               200585
Total # of checks issued this Period            10

                                                                  Attachment 4
                                                                  Page 3 of 14

Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    8/01/2004-8/31/2004

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:  Controlled Disbursements (Customer Refunds)

Beginning Balance             $0.00
Total Deposits              $264.70
Total Payments              $264.70
Closing Balance               $0.00
Service Charges      N/A

First Check issued this Period               NA
Last Check issued this Period                NA
Total # of checks issued this Period         NA

                                                                  Attachment 4
                                                                  Page 4 of 14

Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    8/01/2004-8/31/2004

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        NewPower ACH Account
Account Number:
Purpose of Account:  ACH (T&E)

Beginning Balance          $0.00
Total Deposits             $0.00
Total Payments             $0.00
Closing Balance            $0.00
Service Charges      N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


               ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 5 of 14
Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    8/01/2004-8/31/2004

Name of Bank:        First Union/Wachovia
Branch:              Herndon, VA
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Natural Gas Collections

Beginning Balance            $0.00
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance              $0.00
Service Charges      N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                  ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     8/01/2004-8/31/2004

Name of Bank:         First Union/Wachovia
Branch:               Charlotte, NC
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                $0.00

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 14

Name of Debtor:          NewPower Holdings Inc.
Case #:                  02-10835
Reporting Period:        8/01/2004-8/31/2004

Name of Bank:            JP Morgan Chase
Branch:                  New York
Account Name:            NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:      Payroll

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges          N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 14

Name of Debtor:          NewPower Holdings Inc.
Case #:                  02-10835
Reporting Period:        8/01/2004-8/31/2004

Name of Bank:            JP Morgan Chase
Branch:                  New York
Account Name:            NewPower Enron Segregated A/C
Account Number:
Purpose of Account:      Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges          N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 14

Name of Debtor:         NewPower Holdings Inc.
Case #:                 02-10835
Reporting Period:       8/01/2004-8/31/2004

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario Transit
Account Name:           The New Power Company
Account Number:
Purpose of Account:     CAN$ Operating A/C

Beginning Balance                $0.00 CAN$
Total Deposits
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges         $           -

First Check issued this Period               NA
Last Check issued this Period                NA
Total # of checks issued this Period          0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 14


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     8/01/2004-8/31/2004

Name of Bank:         First Union/Wachovia
Branch:               Charlotte, NC
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      8/01/2004-8/31/2004

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit
Account Name:          The New Power Company
Account Number:
Purpose of Account:    US$ A/C

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges        N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 14

Name of Debtor:         NewPower Holdings Inc.
Case #:                 02-10835
Reporting Period:       8/01/2004-8/31/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           The New Power Company
Account Number:
Purpose of Account:     WildCard ATM Settlement

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges         N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 14

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     8/01/2004-8/31/2004

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance            $0.00
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance              $0.00
Service Charges       N/A

First Check issued this Period            None
Last Check issued this Period             None
Total # of checks issued this Period      None


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      8/01/2004-8/31/2004

Name of Bank:          Credit Suisse Asset Management
Branch:                466 Lexington Ave.  NY, NY 10017-3140
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Short Term Cash Mgmt Portfolio

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                                ACCOUNT CLOSED

                                                                    Exhibit 5


                            The New Power Company
                                 Check Detail
                                 August 2004


      Num                     Date                       Name                     Paid Amount
-----------------------    -----------   -------------------------------------   ---------------
200576                     08/05/2004    Mr. Gene Shanks                                 500.00
200577                     08/05/2004    Mr. Richard Weill                               500.00
200578                     08/16/2004    Sidley Austin Brown & Wood                  193,832.58
200579                     08/16/2004    Connecticut Secretary of State                  600.00
200580                     08/16/2004    SNET                                            450.51
200581                     08/16/2004    PACER Service Center                             90.23
200582                     08/16/2004    Mellon Investors Services, LLC                1,579.76
200583                     08/26/2004    Mr. Gene Shanks                                  38.00
200584                     08/26/2004    Sonara Carvalho                                 220.00
200585                     08/26/2004    Leboeuf, Lamb, Greene & Macrae                2,948.43











Note:  Does not include payments made by wire.                     Page 1 of 1

                                                                   Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from July 31, 2004 through August 31, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from July 31, 2004 through August 31, 2004
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                          Full Time  Part Time
# of Employees at beginning of period                                        1
# hired during the period                                         -          -
# terminated/resigned during period                               -          -
                                                          --------------------
# employees on payroll - end of period                            0          1
                                                          ====================

# of employees on temporary consulting assignments                           0

Confirmation of Insurance
-------------------------

See supplemental attachment.*


*Omitted.


                                                                Attachment 7B
                                                                (Supplemental)

                  Payments made to insiders 8/01/04 -8/31/04
Payments are in gross amts

                       Title               Amount          Date         Type

FOSTER, MARY           President & CEO     $   7,291.67    8/15/2004 Salary for pay period 8/01 - 8/15
                                           $   7,291.67    8/31/2004 Salary for pay period 8/16 - 8/31

SHANKS, EUGENE         Director            $     500.00    8/1/2004 2nd Quarter Board Meeting Fees

WEILL, RICHARD         Director            $     500.00    8/1/2004 2nd Quarter Board Meeting Fees
                                           -------------

                                            $15,583.34
                                           ===============


                                                                Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from July 31, 2004 through August 31, 2004


None